UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 17, 2022 (June 15, 2022)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273		51-0263969

(COMMISSION FILE NUMBER)		(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Parkway, Suite 200
Sarasota,	Florida	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(941) 556-2601
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

______________________________________________________________________________________________________
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Shareholders on June 15, 2022 in Chicago, Illinois (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and proposals 2 and 3 were approved.

Proposal 1: Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2023 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	80,762,768	8,818,414	28,964	4,756,218
Amy Woods Brinkley	84,373,332	5,207,927	28,887	4,756,218
Irene M. Esteves	88,580,892	984,182	45,072	4,756,218
L. Neil Hunn	88,629,692	935,871	44,583	4,756,218
Robert D. Johnson	85,625,100	3,953,523	31,523	4,756,218
Thomas P. Joyce, Jr.	88,833,312	730,408	46,426	4,756,218
Laura G. Thatcher	86,301,274	3,262,863	46,009	4,756,218
Richard F. Wallman	84,773,707	4,786,390	50,049	4,756,218
Christopher Wright	85,021,357	4,539,768	49,021	4,756,218

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
81,531,907	8,012,059	66,076	4,756,322

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstentions
90,431,372	3,871,243	63,749

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/S/ John K. Stipancich	Date:	June 17, 2022
John K. Stipancich, Executive Vice President, General Counsel and Corporate Secretary